Acquisitions & Divestitures	12 Months Ended
Dec. 28, 2024
Acquisitions & Divestitures [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]	Acquisitions and Divestitures
Acquisition of remaining ownership in Sabra
On December 3, 2024, we acquired the Strauss Group’s 50% ownership in Sabra for total consideration of $241 million in cash, resulting in Sabra becoming a wholly-owned subsidiary. Upon consolidation, we recognized a pre-tax gain of $122 million ($92 million after-tax or $0.07 per share) in our PFNA segment, recorded in selling, general and administrative expenses, related to the remeasurement of our previously held 50% equity ownership in Sabra at fair value using a combination of the transaction price, net of a control premium, and discounted cash flows.
We accounted for the acquisition as a business combination in the fourth quarter of 2024. We recognized and measured the identifiable assets acquired and liabilities assumed at their estimated fair values on the date of acquisition, in our PFNA segment. The preliminary estimates of the fair value of the identifiable assets acquired and liabilities assumed in this transaction as of the acquisition date primarily include goodwill and other intangible assets of $0.3 billion and property, plant and equipment of $0.1 billion. The preliminary estimates of the fair value of identifiable assets acquired and liabilities assumed are subject to revision, which may result in adjustments to the preliminary values discussed above as valuations are finalized. We expect to finalize these amounts as soon as possible, but no later than the fourth quarter of 2025.
Acquisition of Garza Food Ventures LLC (Siete)
On January 17, 2025, we acquired all of the outstanding equity interest in Siete, a Mexican-American foods business, in a transaction valued at approximately $1.2 billion. The total consideration transferred was approximately $1.2 billion in cash. The purchase price will be adjusted for net working capital and net debt amounts as of the acquisition date.
We will account for the transaction as a business combination in the first quarter of 2025. We will recognize and measure the identifiable assets acquired and liabilities assumed at their estimated fair values on the date of acquisition. The identifiable assets acquired and liabilities assumed in Siete as of the acquisition date, which primarily include goodwill and other intangible assets, will be based on preliminary estimates that are subject to revisions and may result in adjustments to the preliminary values as valuations are finalized. We expect to finalize these amounts as soon as possible, but no later than the first quarter of 2026.
Juice Transaction
In the first quarter of 2022, we sold our Tropicana, Naked and other select juice brands to PAI Partners for approximately $3.5 billion in cash, subject to purchase price adjustments, and a 39% noncontrolling interest in TBG, operating across North America and Europe. The North America portion of the transaction was completed on January 24, 2022 and the Europe portion of the transaction was completed on February 1, 2022. In the United States, PepsiCo acts as the exclusive distributor for TBG’s portfolio of brands for small-format and foodservice customers with chilled DSD. We have significant influence over our investment in TBG and account for our investment under the equity method, recognizing our proportionate share of TBG’s earnings on our income statement (recorded in selling, general and administrative expenses).
As a result of this transaction, in the year ended December 31, 2022, we recorded a gain in our PBNA and EMEA segments (see detailed income statement activity below), including $520 million related to the remeasurement of our 39% ownership in TBG at fair value using a combination of the transaction price, discounted cash flows and an option pricing model related to our liquidation preference in TBG. In the fourth quarter of 2022, we reached an agreement on final purchase price adjustments for net working capital and net debt amounts as of the transaction close date compared to targeted amounts set forth in the purchase agreement.
A summary of income statement activity related to the Juice Transaction for the year ended December 31, 2022 is as follows:

	PBNA	EMEA	Corporate	Total PepsiCo	Provision for income taxes(a)	Net income attributable to PepsiCo	Impact on net income attributable to PepsiCo per common share
Gain associated with the Juice Transaction	$(3,029)	$(292)	$—	$(3,321)	$433	$(2,888)	$2.08
Acquisition and divestiture-related charges	51	14	6	71	(13)	58	(0.04)
Operating profit	$(2,978)	$(278)	$6	(3,250)	420	(2,830)	2.04
Other pension and retiree medical benefits income (b)				(10)	3	(7)	0.01
Total Juice Transaction				$(3,260)	$423	$(2,837)	$2.04	(c)
(a)Includes $186 million of deferred tax expense related to the recognition of our investment in TBG.
(b)Includes $16 million curtailment gain, partially offset by $6 million special termination benefits.
(c)Does not sum due to rounding.
In connection with the sale, we entered into a transition services agreement with PAI Partners, under which we provide certain services to TBG to help facilitate an orderly transition of the business following the sale. In return for these services, TBG is required to pay certain agreed upon fees to reimburse us for our costs without markup.
The Juice Transaction did not meet the criteria to be classified as discontinued operations.
In the years ended December 28, 2024 and December 30, 2023, we recognized impairment and other charges related to our TBG investment. See Notes 1 and 9 for further information.
Acquisition and Divestiture-Related Charges
Acquisition and divestiture-related charges primarily include transaction expenses, such as consulting, advisory and other professional fees, and merger and integration charges. Merger and integration charges include employee-related costs, contract termination costs, closing costs and other integration costs.
A summary of our acquisition and divestiture-related charges is as follows:

	2024	2023	2022
PFNA	$9	$—	$—
PBNA	8	16	51
EMEA(a)	—	(2)	14
Asia Pacific Foods	5	2	3
Corporate	—	25	6
Total (b)	22	41	74
Other pension and retiree medical benefits expense	—	—	6
Total acquisition and divestiture-related charges	$22	$41	$80
After-tax amount	$18	$23	$66
Impact on net income attributable to PepsiCo per common share	$(0.01)	$(0.02)	$(0.05)
(a)Income amount represents adjustments for changes in estimates of previously recorded amounts.
(b)Recorded in selling, general and administrative expenses.